Prefill comparison report	Pages: 1 / 3

Questionnaire name

VP & VP II Power of Attorney

Introduction

Victory Portfolios and Victory Portfolios II

All Trustees are being asked to review and sign the updated Power of Attorney.

Author: David Adcock	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.26.2026 (UTC)
VP & VP II Power of Attorney	Pages: 2 / 3

POA

Question title

Question text

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Author: David Adcock	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.26.2026 (UTC)
VP & VP II Power of Attorney	Pages: 3 / 3

Submission page

Witness my hand on this 3rd day of July 2026.

Signed 06.26.2026 04:48 PM

Author: David Adcock	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.26.2026 (UTC)

Prefill comparison report	Pages: 1 / 3

Questionnaire name

VP & VP II Power of Attorney

Introduction

Victory Portfolios and Victory Portfolios II

All Trustees are being asked to review and sign the updated Power of Attorney.

Author: David Meyer	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.26.2026 (UTC)
VP & VP II Power of Attorney	Pages: 2 / 3

POA

Question title

Question text

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Author: David Meyer	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.26.2026 (UTC)
VP & VP II Power of Attorney	Pages: 3 / 3

Submission page

Witness my hand on this 3rd day of July 2026.

Signed 06.26.2026 05:55 PM

Author: David Meyer	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.26.2026 (UTC)

Prefill comparison report	Pages: 1 / 3

Questionnaire name

VP & VP II Power of Attorney

Introduction

Victory Portfolios and Victory Portfolios II

All Trustees are being asked to review and sign the updated Power of Attorney.

Author: Gloria Nelund	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)
VP & VP II Power of Attorney	Pages: 2 / 3

POA

Question title

Question text

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Author: Gloria Nelund	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)
VP & VP II Power of Attorney	Pages: 3 / 3

Submission page

Witness my hand on this 3rd day of July 2026.

Signed 07.02.2026 10:24 AM

Author: Gloria Nelund	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)

Prefill comparison report	Pages: 1 / 3

Questionnaire name

VP & VP II Power of Attorney

Introduction

Victory Portfolios and Victory Portfolios II

All Trustees are being asked to review and sign the updated Power of Attorney.

Author: John Kelly	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)
VP & VP II Power of Attorney	Pages: 2 / 3

POA

Question title

Question text

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Author: John Kelly	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)
VP & VP II Power of Attorney	Pages: 3 / 3

Submission page

Witness my hand on this 3rd day of July 2026.

Signed 07.02.2026 01:27 PM

Author: John Kelly	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)

Prefill comparison report	Pages: 1 / 3

Questionnaire name

VP & VP II Power of Attorney

Introduction

Victory Portfolios and Victory Portfolios II

All Trustees are being asked to review and sign the updated Power of Attorney.

Author: Lee Beard	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.27.2026 (UTC)
VP & VP II Power of Attorney	Pages: 2 / 3

POA

Question title

Question text

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Author: Lee Beard	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.27.2026 (UTC)
VP & VP II Power of Attorney	Pages: 3 / 3

Submission page

Witness my hand on this 3rd day of July 2026.

Signed 06.27.2026 03:40 PM

Author: Lee Beard	Close date: 07.03.2026 • Export date: 06.29.2026 (UTC) • Submitted on: 06.27.2026 (UTC)

Docusign Envelope ID: 5F8634E2-FA23-857E-82C3-019E17105470

Prefill comparison report	Pages: 1 / 3

Questionnaire name

VP & VP II Power of Attorney

Introduction

Victory Portfolios and Victory Portfolios II

All Trustees are being asked to review and sign the updated Power of Attorney.

Author: Nigel Andrews	Close date: 07.03.2026 • Export date: 06.30.2026 (UTC) • Submitted on: None

Docusign Envelope ID: 5F8634E2-FA23-857E-82C3-019E17105470

VP & VP II Power of Attorney	Pages: 2 / 3

POA

Question title

Question text

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Author: Nigel Andrews	Close date: 07.03.2026 • Export date: 06.30.2026 (UTC) • Submitted on: None

Docusign Envelope ID: 5F8634E2-FA23-857E-82C3-019E17105470

VP & VP II Power of Attorney	Pages: 3 / 3

Submission page

Witness my hand on this 3rd day of July 2026.

Add signature

Author: Nigel Andrews	Close date: 07.03.2026 • Export date: 06.30.2026 (UTC) • Submitted on: None

Prefill comparison report	Pages: 1 / 3

Questionnaire name

VP & VP II Power of Attorney

Introduction

Victory Portfolios and Victory Portfolios II

All Trustees are being asked to review and sign the updated Power of Attorney.

Author: Timothy Pettee	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)
VP & VP II Power of Attorney	Pages: 2 / 3

POA

Question title

Question text

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Author: Timothy Pettee	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)
VP & VP II Power of Attorney	Pages: 3 / 3

Submission page

Witness my hand on this 3rd day of July 2026.

Signed 07.02.2026 12:22 PM

Author: Timothy Pettee	Close date: 07.03.2026 • Export date: 07.02.2026 (UTC) • Submitted on: 07.02.2026 (UTC)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of the following investment companies:

VICTORY PORTFOLIOS	VICTORY PORTFOLIOS II

each a Delaware statutory trust (the “Trusts”) constitutes and appoints Thomas Dusenberry, Scott Stahorsky, Chris Kelley, Tom Reyes, Patricia McClain and Matthew Kutner my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trusts, to sign for me and in my name in the appropriate capacity, the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trusts, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents required in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trusts or by the appropriate officers of the Trusts, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trusts, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this _6th_____ day of July 2026.

                                                                                                                                /s/ David C. Brown

                                                                                                                                  David C. Brown